Exhibit 99.2

 Cal Dive International 4th Quarter 2012 Earnings Conference Call

 Forward-Looking Statements  This presentation may include "forward-looking" statements that are generally identifiable through the use of words such as "believe," "expect," "anticipate," "intend," "plan," "estimate," "project" and similar expressions and include any statements that are made regarding earnings expectations. The forward-looking statements speak only as of the date of this presentation, and we undertake no obligation to update or revise such statements to reflect new information or events as they occur. These statements are based on a number of assumptions, risks and uncertainty, many of which are beyond our control. Investors are cautioned that any such statements are not guarantees of future performance and the actual future results may differ materially due to a variety of factors including intense competition in our industry, the operational risks inherent in our business, risks associated with our increasing presence internationally and other risks detailed in our most recently filed Annual Report on Form 10-K.  *

 Presentation Outline  *   Summary of 4Q 2012 Backlog Discussion of Financial Results Non-GAAP Reconciliations Q & A

Summary of 4Q 2012

- **International markets remain strong.**
  - **Mexico – higher activity as prime contractor and subcontractor**
  - **West Africa – 100% utilization of *Texas***
  - **Australia – strong diving activity but lower than 2011 due to completion of Gorgon project**
- ***Uncle John* returned to work.**
- **Extended work season in Gulf of Mexico.**







4

Backlog  *  ($ millions)

 Financial Results  *  Tax effected.See reconciliation of Non-GAAP financial measures at the end of the presentation.  (all amounts in thousands, except per share amounts and percentages)      Three Months   Three Months   Three Months     Year Ended  Year Ended  Year Ended        Ended December 31,  Ended December 31,  Ended December 31,    December 31,  December 31,  December 31,        2012    2011    2012    2011                          Revenues  $146,396     $127,434     $464,847     $479,811                           Gross Profit (Loss)  10,078      7,788      (2,288)     14,266       Margins  7%     6%     (0%)    3%                           Operating Loss   (9,154)     (6,748)     (80,615)     (77,204)      Margins  (6%)    (5%)    (17%)    (16%)                          Loss Attributable to Cal Dive   (19,092)     (8,771)     (65,029)     (66,897)      Margins  (13%)    (7%)    (14%)    (14%)                          Diluted Loss Per Share  ($0.21)    ($0.10)    ($0.70)    ($0.73)                                                         Loss Attributable to Cal Dive  ($19,092)    ($8,771)    ($65,029)    ($66,897)        Non-cash asset impairments (1)   4,046      1,561      19,704      30,356         Non-cash derivative liability adjustments (1)   4,042      -      (1,390)     -         Non-cash income tax adjustments (1)   6,558      -      6,477      -         Adjusted Loss Attributable to Cal Dive  ($4,447)    ($7,210)    ($40,239)    ($36,541)        Margins  (3%)    (6%)    (9%)    (8%)                              Adjusted Diluted Loss Per Share  ($0.05)    ($0.08)    ($0.43)    ($0.40)                                                         EBITDA (2)  $13,533     $12,779     $23,267     $40,602       Margins  9%     10%     5%     8%

 Utilization  *  (1)   Effective vessel utilization is calculated by dividing the total number of days the vessels generated revenues by the total number of days the vessels were available for operation in each period, including those temporarily removed from service, but excluding vessels permanently removed from service or while in dry-dock.    Three Months  Three Months  Three Months    Year Ended  Year Ended  Year Ended    Ended December 31,  Ended December 31,  Ended December 31,    December 31,  December 31,  December 31,    2012    2011    2012    2011  Effective Utilization (1) -                Saturation Diving Vessels  75%    47%    69%    56%  Surface Diving Vessels  33%    20%    36%    39%  Construction Barges  39%    32%    35%    25%  Total Fleet  46%     31%     44%     39%                        Calendar Day Utilization -                Saturation Diving Vessels  75%    43%    62%    51%  Surface Diving Vessels  33%    20%    35%    37%  Construction Barges  39%    32%    34%    25%  Total Fleet  46%     30%     42%     37%  Utilization only includes Company-owned assets and does not reflect activity for diving services from chartered vessels or third party vessels.

 Revenue Breakdown  *  ($ millions)  {55%}  {45%}  {34%}  {41%}  {59%}  {47%}  {53%}  {55%}  $127  $146  $480  {66%}  $465

 Debt Levels  *  Net Debt Levels (1)  Net Secured Debt to EBITDA (2)  ($ millions)  Calculated as Total Debt less Cash and Cash Equivalents. Total Debt consists of principal amount of convertible notes, outstanding revolver and term loan.Net debt calculated as secured debt less cash per balance sheet; EBITDA per credit agreement.  $152  Horizon Acquisition

 Revolver Capacity  *  Company in compliance with all financial covenants as of December 31, 2012.

 Non-GAAP Reconciliations  *

 EBITDA Reconciliations  *  (all amounts in thousands)  Severance charges added back to EBITDA consistent with the financial covenant calculations contained in the Company 's credit agreement.     Three Months  Three Months  Three Months    Year Ended  Year Ended  Year Ended    Ended December 31,  Ended December 31,  Ended December 31,    December 31,  December 31,  December 31,    2012    2011    2012    2011                  EBITDA (unaudited)  $13,533     $12,779     $23,267     $40,602                   Less: Depreciation & amortization   15,037      15,524      61,581      66,692   Less: Income tax benefit   (834)     (919)     (24,739)     (19,871)  Less: Net interest expense   4,643      2,815      14,786      9,227   Less: Interest expense - conversion feature adjustment   6,218      -      (2,139)     -   Less: Non-cash stock compensation expense    1,277      2,400      7,762      9,563   Less: Severance charges (1)   60      169      2,289      3,689   Less: Non-cash impairment charges   6,224      1,561      28,756      38,199   Loss Attributable to Cal Dive  ($19,092)    ($8,771)    ($65,029)    ($66,897)